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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 11, 1999


                      Sears Credit Account Master Trust II
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



    Illinois                      0-24776                       Not Applicable
    --------                      -------                       --------------
   (State of                    (Commission                     (IRS Employer
 Organization)                  File Number)                 Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                                  19807
----------------------------------------                              -----
(Address of principal executive offices)                           (Zip Code)



Registrant's Telephone Number, including area code:  (302) 888-3176
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable





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                      The Exhibit Index appears on Page 4


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Item 5.     Other Events

            On March 11, 1999, the registrant made available to prospective investors a revised series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 1999-1 Class A Master Trust Certificates and $35,300,000 aggregate principal amount of Series 1999-1 Class B Master Trust Certificates of Sears Credit Account Master Trust II. The Revised Series Term Sheet is attached hereto as Exhibit 99.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99 Revised Series Term Sheet dated March 11, 1999 of Sears Credit Account Master Trust II, Series 1999-1.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Sears Credit Account Master Trust II
                                            (Registrant)



                                          By:  SRFG, Inc.
                                               (Originator of the Trust)




Date: March 11, 1999                      By: /s/ Larry R. Raymond
                                             --------------------------
                                             Larry R. Raymond
                                             Vice President, Finance




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                                 EXHIBIT INDEX

Exhibit 99 Revised Series Term Sheet dated March 11, 1999 of Sears Credit Account Master Trust II, Series 1999-1









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